                           FOODBRANDS AMERICA, INC.


INCORPORATED UNDER THE LAWS
  OF THE STATE OF DELAWARE                                   CUSIP__________

                         COMMON STOCK, PAR VALUE $.01

THIS CERTIFIES THAT







IS THE OWNER OF


 FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF

--------------------------Foodbrands America, Inc.---------------------------

(HEREINAFTER CALLED THE CORPORATION), TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT.
      WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED



/s/Darian B. Andersen    [corporate seal of     /s/ R. Randolph Devening]
---------------------    the corporation]       ------------------------
Secretary                                        Chairman of the Board

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                           FOODBRANDS AMERICA, INC.

     THE CORPORATION'S CERTIFICATE OF INCORPORATION CONTAINS RESTRICTIONS PROHIBITING THE SALE, TRANSFER, DISPOSITION, PURCHASE OR ACQUISITION OF ANY COMMON STOCK OF THE CORPORATION WITHOUT THE AUTHORIZATION OF THE CORPORATION'S BOARD OF DIRECTORS OR DESIGNATED OFFICER BY OR TO ANY HOLDER (A) WHO BENEFICIALLY OWNS DIRECTLY OR THROUGH ATTRIBUTION (AS DETERMINED UNDER SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED FROM TIME TO TIME (THE "IRC")) 5% OR MORE OF ANY CLASS OF THE THEN ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION OR (B) WHO, UPON THE SALE, TRANSFER, DISPOSITION, PURCHASE OR ACQUISITION OF ANY SHARES OF COMMON STOCK OF THE CORPORATION, WOULD BENEFICIALLY OWN DIRECTLY OR THROUGH ATTRIBUTION (AS DETERMINED UNDER SECTION 382 OF THE IRC) 5% OR MORE OF ANY CLASS OF THE THEN ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF ITS CERTIFICATE OF INCORPORATION TO THE HOLDER OF RECORD OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common
     UNIF GIFT MIN ACT --.................Custodian...............
                          (Cust)                     (Minor)
                         under Uniform Gifts to Minors
                         Act..........................
                                  (State)
    Additional abbreviations may also be used though not in the above list

          FOR VALUE RECEIVED___________HEREBY SELF ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFICATION NUMBER OF ASSIGNEE
          /                                    /


 -----------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, AS ASSIGNEE)

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                                                       SHARES
 ----------------------------------------------------------------------
 OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                                                       ATTORNEY
 ----------------------------------------------------------------------
 TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

 DATED
      ------------------------


                                     -------------------------------------------
                             NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.